The Market Outlook Dr. Mike Rahm Vice President – Market and Strategic Analysis

Safe Harbor This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Wa’ad Al Shamal Phosphate Company (also known as the Ma’aden joint venture), the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Ma’aden joint venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the future success of current plans for the Ma’aden joint venture and any future changes in those plans; difficulties with realization of the benefits of the transactions with CF, including the risk that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic assumed in the Florida phosphate assets acquisition, or the costs of the Ma’aden joint venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Objectives • Explain Why We Like The Phosphate Business • Explain Why We Are Not As Worried As Some Of You About Potash

4 Methodology square4 Present our long term P&K outlook square4 Benchmark our views with third-party forecasts square4 Address head-on your market questions and concerns

Why We Like the Phosphate Business

6 Why We Like the Phosphate Business 1. A positive long term demand outlook 2. Constructive supply developments 3. China has stopped building phosphate plants 4. Few projects in the pipeline behind Ma’aden and OCP 5. Current industry structure 6. Our cost position and innovation lead 7. Tighter supply/demand balances and rising global operating rates

7 1. A Positive Long-term Demand Outlook square4 Recent developments – Global shipments have increased 6.5 mmt since 2010 • Led by China and Brazil but help from other regions • But India a major demand drag since 2011 square4 2015 forecast – MOS: 64.5-66.5 range and 65.4 mmt point estimate • Banking on the beginning of a rebound in India • Further growth in China • Steady to slightly lower shipments in the Americas – CRU: 65.2 mmt point estimate square4 2019 forecasts – MOS significantly greater than CRU due to: • Further growth in China (3.6 vs. 0.0 mmt increase) • A stronger rebound in India (4.7 vs. 3.3 mmt increase) • Faster growth in Brazil (0.9 vs. 0.6 mmt increase) 30 40 50 60 70 80 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F 19F Global Phosphate Shipments Actual High Forecast Low Forecast Likely Forecast CRU - Jan 2015 MMT DAP/ MAP/ MES/TSP Source: Mosaic and CRU Phosphate Outlook January 2015 Global Phosphate Shipm ents M osaic Scenario CRU M il Tonnes DAP/M AP/TSP Low Likely High Jan 15 2014 Shipm ents 64.6 64.6 2019 Forecast 74.8 76.3 77.8 70.5 Change 2014-19 10.2 11.7 13.3 5.9 CAGR 2014-19 3.0% 3.4% 3.8% 1.8% Source: M osaic and CRU Phosphate Outlook January 2015

8 1. A Positive Demand Outlook square4 Forecasts by region – India: worst to first – China: more growth • Slower overall phosphate demand growth . . . • but further substitution of high- for low-analysis products – Brazil: more growth but a less blistering pace – Elsewhere: moderate but steady growth -8.8% 0.4% 2.5% 2.8% 3.4% 2.4% 6.9% 12.9% 5.0% -4 -3 -2 -1 0 1 2 3 4 5 India Other Other Latin Am Other Asia + Oceania Pakistan, Australia, Vietnam North America Europe/FSU Brazil China Mil Tonnes DAP/MAP/TSP (Percentage is CAGR) Change in Phosphate Shipments 2014 vs. 2007 Source: Mosaic and CRU Phosphate Outlook January 2015 -0.1% 1.0% 0.5% 2.7% 3.9% 2.3% 5.9% 3.2% 10.1% -4 -3 -2 -1 0 1 2 3 4 5 Europe/FSU Pakistan, Australia, Vietnam North America Other Other Latin Am Brazil Other Asia + Oceania China India Mil Tonnes DAP/MAP/TSP (Percentage is CAGR) Change in Phosphate Shipments 2019 vs. 2014 Source: Mosaic and CRU Phosphate Outlook January 2015

9 1. A Positive Demand Outlook square4 Underpinned by the food story – Not in vogue today but still solidly intact – The trend is our friend – The challenge remains 607 580 495 408 470 463 426 438 514 570 551 540 524 585 623 350 400 450 500 550 600 650 700 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F Mil Tonnes World Grain & Oilseed Stocks USDA Mosaic 2015/ 16 Range Mosaic Medium Scenarios Source: USDA and Mosaic 2015/16 Grain and Oilseed Scenario Assumptions Low Medium High Harvested Area Change -0.25% 0.00% 0.25% Yield Deviation from Trend * Largest Negative At Trend Largest Positive Demand Growth 1.75% 2.00% 2.25% * Trend yield for 2000/01 to 2013/14 crop years. Source: Mosaic. 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 4.00 750 775 800 825 850 875 900 925 950 975 80 85 90 95 00 05 10 15F 20F 25F 30F MT HaMil Ha World Harvested Area and Average Yield Actual Area Forecast Area Actual Yield Required Yield 1980-10 Yield Trend Source: USDA and Mosaic

10 1. A Positive Demand Outlook square4 Banking on India – Gross nutrient use imbalance and unsustainable practices following 2010/11 subsidy changes – Wide recognition of problem but political constraints – Need to boost P&K use rather than slash N use – Take-off expected in response to more moderate prices 0 5,000 10,000 15,000 20,000 25,000 30,000 2008 2009 2010 2011 2012 2013 2014 2015 India NPK Farm Prices Urea MOP DAP INR / MT Source: FAI, Mosaic Year N:P Ratio N:K Ratio FAI Objective 4.0:2.0 4.0:1.0 2009/10 4.3:2.0 4.3:1.0 2013/14 5.9:2.0 8.0:1.0 Source: FAI India Nutrient Use Ratios 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 2000 2004 2008 2012 2016 2020 MMT India DAP/ MAP/ TSP Imports DAP MAP TSP Souce: IFA, Fertecon, Mosaic

11 2. Constructive Supply Developments square4 Significant supply reductions during the last few years – Permanent closures • Mainly non-integrated operations (outside India) • Rock/acid suppliers upgrading raw materials into finished product • Others on the brink? – Several temporary shut-downs or reduced operating rates 6.0 7.0 8.0 9.0 10.0 11.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 Mil Tonnes P2O5 U.S. Phosphoric Acid Production Source: TFI and Mosaic Year Country Company Facility Closed Capacity Permanent Closures Spain Fertiberia Huelva 2010 740 USA Agrifos Pasadena 2011 740 USA PotashCorp Suwannee River 2014 470 USA MissPhos Pascagoula 2014 840 Subtotal 2,790 Temporary Shut-Downs or Reduced Operating Rates Tunisia GCT Gabes Ongoing 1,000 Russia UralChem Voskresensk Ongoing 650 Philippines Philphos Leyte Ongoing 860 Subtotal 2,510 Total 5,300 Source: CRU, January 2015. Capacity is expressed in 1000 tonnes DAP equivalent. Some of the Recent Changes

12 3. China Has Stopped Building Phosphate Plants – The massive 8-3-6 based expansion program has come to an end – China has accounted for all of the net increase in global phosphate capacity this century – China has transitioned from the largest phosphate importer to the largest exporter 0 10 20 30 40 50 60 70 80 90 100 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F16F17F18F19F MMT DAP/MAP/TSP Source: CRU, January 2015 Global Phosphate Capacity Rest of World China 0 5 10 15 20 25 30 35 -6 -4 -2 0 2 4 6 8 85 90 95 00 05 10 Mil Tonnes Production Mil Tonnes Net Exports China DAP/ MAP/ TSP Production and Net Exports Net DAP/ MAP/ TSP Exports DAP/MAP/TSP Production ource: and osaicS CRU M

13 3. China Has Stopped Building Phosphate Plants square4 Further re-structuring of the Chinese phosphate industry is expected – New high analysis supplies to: • Meet further growth in overall phosphate demand • Continue to substitute for low analysis products (e.g. FMP, SSP, pan-granulated NPKs) – Closure of small-scale, higher-cost and less-environmentally-safe plants square4 But Chinese production and exports remain a wild card – CRU expects a quick re-structuring and declines in production and exports 66% 34% 2006 82% 18% 2014 76% 24% DAP/ MAP Other 2010 Source: Mosaic China 0 5 10 15 20 25 30 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F16F17F18F19F MMT DAP/MAP/TSP Source: CRU, January 2015. China Phosphate Production 88% 12% 2020F 0 1 2 3 4 5 6 7 8 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F16F17F18F19F MMT DAP/MAP/TSP Source: CRU, January 2015. China Phosphate Exports

14 4. Few Projects Behind OCP And Ma’aden square4 Few viable projects in the pipeline behind the large OCP and Ma’aden projects square4 Key CRU assumptions – Includes project categories “firm” and “probable” – Four Jorf Phosphate Hubs (JPH) by 2019 – Ma’aden II start-up mid-2016 – Net increase of 1.0 mmt elsewhere – Net closures of 1.9 mmt P2O5 in China 55.0 57.5 1.9 1.5 1.0 1.9 50 51 52 53 54 55 56 57 58 59 60 2014 OCP Ma'aden Other China 2019 MMT P2O5 Source: CRU, January 2015. Global Phosphoric Acid Capacity

15 5. Current Industry Structure – Steep cost curve mainly due to non-integrated production (no phosphate rock production) • Why non-integrated production? – Economic: access to extremely low-cost other raw materials (i.e. sulphur or ammonia) – Strategic: diversify sources of phosphate imports (e.g. India) • Rock and phosphoric acid prices determine high-cost production and ultimately the DAP price – Morocco largest exporter and India is the largest importer of rock and phosphoric acid – Statistical models work (or capture this dynamic) 100 200 300 400 500 600 700 800 900 1000 1100 1200 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 $ MT DAP PriceQuarterly Average fob Tampa Vessel Actual Model Forecast Source: Fertecon and Mosaic F i r s t Q u i n t i l e W e i g h t e d A v e r a g e S e c o n d Q u i n t i l e W e i g h t e d A v e r a g e T h i r d Q u i n t i l e W e i g h t e d A v e r a g e F o u r t h Q u i n t i l e W e i g h t e d A v e r a g e F i f t h Q u i n t i l e W e i g h t e d A v e r a g e 0 5 10 15 20 25 30 35 40 45 US$ Tonne fob Plant/Port Million Tonnes Industry DAP Cost Curve Estimate Source: CRU

16 5. Current Industry Structure (NA phosphoric acid industry) Capacity (mmt P2O5) Percent NA Capacity 12 20 12.3 4 12 8.8 5.4 61% 1.9 22% 0.8 9% 0.7 8% 18 21 10.9 Firms: Facilities: Capacity (mmt P2O5):

17 5. Current Industry Structure – Top five countries/companies account for more than 80% of total exports today – Smaller share but still large and stable U.S. exports going forward • Mainly serving more freight-competitive destinations in the Americas • Increasingly supplying larger percentage of premium products – Larger exports from Morocco and Saudi Arabia to meet growing demand during this period – CRU expects Chinese exports to stabilize during the forecast period China 5.5 23% USA 4.7 20% Morocco 4.0 17% Russia 3.7 15% Saudi Arabia 1.9 8% Other 4.2 17% 2013 Phosphate Exports Source: CRU China 5.2 18% USA 4.3 15% Morocco 6.8 23% Russia 3.4 11% Saudi Arabia 5.1 17% Other 4.8 16% 2019 Phosphate Exports Source: CRU 29.5 MMT DAP/MAP/TSP23.9 MMTDAP/MAP/TSP

18 6. Our Cost Position and Innovation Lead square4 More details from Jim, Joc, Rick and Rich tomorrow square4 Our sustainable competitive advantage – Natural as well as human resources – Scale, efficiency, scope and location 0 250 500 750 1000 1250 1500 1750 2000 07 08 09 10 11 12 13 14 MMT Product Source: Mosiac. Mosaic MicroEssentials Production Lower Absolute and Relative Raw Materials Costs Low Cost Position Our Innovation Lead Based on the recent Fertecon 2017 Tampa ammonia price forecast and the NYMEX Henry Hub 2017 natural gas forward curve on March 13, 2015, cost savings from our CF ammonia supply contract would total $50 million in 2017. M o s a i c - F L M o s a i c - U n c l e S a m & F a u s t i n a US$/Tonne Million Tonnes 2014 PACID Industry Cost Curve fob facility at Production Source: CRU

19 7. Tighter S/D Balances and Rising Operating Rates – CRU forecasts • Relatively small capacity increases during the next five years • Moderate demand growth • Rising operating rates during the forecast period – Mosaic forecast differences • More rapid demand growth • China production and exports still a wild card 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% 77.5% 80.0% 0 10 20 30 40 50 60 70 80 90 100 00 02 04 06 08 10 12 14 16F 18F 20F Op RateMMTDAP/MAP/TSP Source: CRU. January 2015. Global Phosphate Supply Capacity Production Operating Rate 65% 70% 75% 80% 85% 90% 95% 0 10 20 30 40 50 60 00 02 04 06 08 10 12 14 16F 18F 20F Op RateMMTP2O5 Source: CRU. January 2015. Global Phosphoric Acid Supply Capacity Production Operating Rate

What To Watch square4 Agricultural commodity prices and impact on phosphate demand square4 Indian demand growth square4 OCP and Ma’aden – timing of new capacity start-ups square4 China – always a wild card − Phosphate demand growth − Production and exports − Export policies − Pace of phosphate sector re-structuring

Why We Are Not as Worried As Some of You About Potash

22 Our Perspective 1. Positive demand prospects 2. Less current operational capacity than most estimates 3. Overly optimistic capacity forecasts and ramp-up timelines 4. Optimization mode by leading producers – Mosaic example 5. Overblown concerns about North America 6. Stable supply/demand balance and global operating rates

23 1. Positive Demand Prospects square4 Recent developments – Global shipments have increased 7.6 mmt since 2010 • But all of the growth in 2014 • Led by China and Brazil but help from other regions • India a major demand drag since 2011 square4 2015 forecasts – MOS: 58-60 mmt range and 59.5 point estimate • Gains in India not enough to offset declines elsewhere • But 2015 forecast still 3.3 mmt greater than pre-2014 peak • Production not de-stocking required to meet demand in 2015 – CRU: 60.6 mmt; Fertecon: 60.8 mmt square4 2019 forecasts – MOS: shipments projected to increase 2.2% per year or 7.3 mmt to 68.9 mmt in 2019 – CRU and Fertecon: higher forecasts mainly due to larger projections for the Americas 20 30 40 50 60 70 80 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F 19F MMT MOP Global Potash Shipments Actual High Forecast Low Forecast Likely Forecast Fertecon - Sep 2014 CRU - Feb 2015 Source: Mosaic, CRU Outlook February 2015 and Fertecon Outlook September 2014. Mosaic Scenario Fertecon CRU Mil Tonnes MOP Low Likely High Sep 14 Feb 15 2010 Shipments na 54.0 na 54.9 53.7 2014 Shipments na 61.7 na 57.3 62.3 Change 2010-14 na 7.6 na 2.5 8.6 CAGR 2010-14 na 3.4% na 1.1% 3.8% 2019 Forecast 67.0 68.9 71.0 72.3 70.7 Change 2014-19 5.3 7.3 9.3 15.0 8.4 CAGR 2014-19 1.7% 2.2% 2.9% 4.7% 2.6% 2025 Forecast 74.6 79.0 82.6 80.3 na Change 2019-25 7.6 10.1 11.6 8.0 na CAGR 2019-25 1.8% 2.3% 2.6% 1.8% na Source: Mosaic, CRU Outlook February 2015 and Fertecon Outlook September 2014. Global Potash Shipments

24 1. Positive Demand Prospects square4 2010-14 shipment growth – Led by China and Brazil but help from other regions – India a major drag square4 2019 forecasts – Some growth rates impacted by unusually high 2014 levels (e.g. North America) – Banking on a rebound in India – But widespread gains expected -10.8% -0.4% 1.9% 5.2% 0.9% 10.3% 6.0% 10.9% -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 India Europe/FSU Other Asia/Oceania Indonesia/Malaysia North America Rest of World Brazil China Mil Tonnes KCl (Percentage is CAGR) Change in Potash Shipments 2014 vs. 2010 Source: Mosaic and CRU Outlook February 2015 -1.5% 1.7% 1.6% 2.2% 2.2% 2.7% 1.9% 10.9% -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 North America Other Asia/Oceania Rest of World Brazil Indonesia/Malaysia Europe/FSU China India Mil Tonnes KCl (Percentage is CAGR) Change in Potash Shipments 2019 vs. 2014 Source: Mosaic and CRU Outlook February 2015

25 2. Less Current Operational Capacity (2015) – Consultants’ forecasts of current capacity look way too high to us • Main issue - Canadian capacity based on Canpotex proving runs not operational capacity – Mosaic capacity estimates • 2010 base capacity tied to peak production during 2004-08 • Brownfield/olivefield projects added based on expected start-up dates and ramp-up schedules • Greenfield projects added based on economic or strategic rationale 2015 MOP Capacity Mil Tonnes KCl Mosaic (Mar 2015) CRU (Feb 2015) Fertecon (Sep 2014) World 72.2 81.4 83.9 Canada 24.5 30.0 30.1 Russia 11.0 11.1 13.9 Belarus 11.6 12.7 11.0 China 6.4 8.4 8.3 Laos 0.7 0.8 0.8 Others 18.2 18.5 19.9 0 10 20 30 40 50 60 70 80 90 100 00 05 10 15F 20F MMT KCl Global Muriate of Potash Capacity Most Likely Scenario 2010 Base Brown/ Olivefield Greenfield by New Entrants Source: Company Reports, Fertecon and Mosaic

26 3. Overly Optimistic Capacity Forecasts (2019) – Nearly three-quarters of new gross capacity by Canadian and FSU producers 2019 MOP Capacity Mil Tonnes KCl Mosaic (Mar 2015) CRU (Feb 2015) Fertecon (Sep 2014) World 85.9 96.1 99.6 Canada 31.7 37.6 38.0 Current Producers 29.7 35.5 35.7 New Entrants 2.0 2.2 2.3 Russia 15.9 15.5 17.6 Current Producers 14.1 12.0 14.5 New Entrants 1.8 3.5 3.2 Belarus 11.6 13.0 11.4 China 7.8 9.4 9.6 Laos 0.8 0.8 1.1 Africa 0.0 0.0 1.2 Other 18.1 19.8 20.8 MOP Capacity Estimates - Mosaic Most Likely Scenario Mil tonnes KCl 2010 Base Capacity 58.0 2019 Base Capacity 47.8 Loss Due to Mine Closures (Ore Depletion and Flooding) 10.2 2019 Global MOP Capacity 85.9 Net Change from 2010 Base 27.8 Brown/Olivefield Expansions from 2010 to 2019 33.1 Share of new gross capacity 87% Developed by Canadian and FSU Producers 27.6 Share Developed by Canadian and FSU Producers 83% Greenfield Projects from 2010 to 2019 4.9 Share of new gross capacity 13%

4. Optimization Mode By Leading Producers

- New brown/olivefield projects:
  - Come online in big lumpy increments due to scale economics
  - But unique capability to optimize potash operations at production levels required by market
- Mosaic optimization strategy
  - Sold or closed small higher cost U.S. MOP operations
    - (~3) Hersey MI: converted to salt-only operation and sold July 2014
    - (<15) Carlsbad NM: ceased MOP operations Dec 2014, now focused on K-Mag premium product
  - Run large Saskatchewan MOP operations at consistent rates to meet market demand
    - Esterhazy (2025 man-on-the-moon mission: largest and lowest cost mine in the world)
      - » Capture scale economies at this 5.3 mmt operation in the near term
      - » Expand capacity to ~6.2 mmt via the first phase of K3 project
      - » Transition all mining operations to low-cost K3 mine and mitigate brine inflow risk
    - Belle Plaine - Full production of high quality white products for agricultural & industrial uses
    - Colonsay - High quality red products for agricultural uses plus feed and Aspire production

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28 5. Overblown Concerns About North America square4 We get analysts’ concerns about North America – Flat to modest demand growth – Near-record imports today and the first BPC imports since 2008 – New Agrium capacity targeted for its retail system – Start-up of K+S Legacy project now on the horizon – Disappearance of a North American price “premium” 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 1000 Tons KCl U.S. MOP Imports from Offshore Origins Russia Belarus Israel Other Source: U.S. Dept. of Commerce 0.0 0.5 1.0 1.5 2.0 2.5 3.0 00 05 10 15F 20F Mil Tonnes KCl K+ S Legacy Operational Capacity

5. Overblown Concerns About North America

- Our assessments
  - U.S. imports from offshore origins are vulnerable
    - Global demand growth will change trade flows
      - Relatively flat FSU export supply until late this decade
      - Therefore a stronger pull of FSU product to other destinations
    - Is there a North American price "premium"?
      - Not the difference between domestic and offshore realized prices by North American producers
        - » Blend vs. standard grade fundamentals differ widely
        - » Much different peaking demands
        - » Contract vs. spot sales pricing and rail car vs. vessel quantities
      - Is the difference in realized prices by offshore suppliers of blend-grade product to North America and other countries (e.g. Brazil)
        - » Arbitrage opportunities drive convergence
        - » A premium justified by product and service quality differences
      - Bottom line: U.S. imports expected to trend down from 1.4+ mmt in 2014 to 0.6-0.7 mmt by the end of the decade

Estimates of Current Blend Grade Potash Netbacks

$ MT Unless Noted	Brazil	NOLA
fob Price ($ ST)	na	$355
Less Vessel Discharge/Shrink ($ ST)	na	$5
c&f Price	$355	$386
FSU Mine Netback	$289	$315
Export Duty	*0.05*	*0.05*
Ocean Freight	*$15*	*$18*
Rail Freight	*$35*	*$35*

U.S. NOLA Barge Prices Adjust to Brazilian c&f Values

	Brazil	NOLA
fob Price ($ ST)	na	$330
Less Vessel Discharge/Shrink ($ ST)	na	$5
c&f Price	$355	$358
FSU Mine Netback	$289	$289
Export Duty	*0.05*	*0.05*
Ocean Freight	*$15*	*$18*
Rail Freight	*$35*	*$35*

Brazilian c&f Prices Adjust to U.S. NOLA Barge Values

	Brazil	**NOLA**
fob Price ($ ST)	na	$355
Less Vessel Discharge/Shrink ($ ST)	na	$5
c&f Price	$383	$386
FSU Mine Netback	$315	$315
Export Duty	*0.05*	*0.05*
Ocean Freight	*$15*	*$18*
Rail Freight	*$35*	*$35*

Source: various publications and Mosaic

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30 5. Overblown Concerns About North America square4 Our assessments – Larger export pull • Agrium Canpotex volume – Larger entitlement following proving run – Larger Canpotex sales during the next five years • K+S domestic vs. offshore mix? – Our best guesses • Mosaic produced 7.6 mmt KCl at our Saskatchewan operations in 2014 • Likely will need to produce 8.0 to 9.0 mmt during the next five years

31 6. Relatively Stable Outlook square4 Relatively stable global supply/demand balance – Positive demand prospects – Much different capacity estimates – But generally stable operating rate forecasts • Significant production increases required • No deep or prolonged down-cycle • Mosaic estimates of 80%-85% global operating rate 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 0 10 20 30 40 50 60 70 80 90 100 04 05 06 07 08 09 10 11 12 13 14 15F16F17F18F19F Op RateMMT KCl Source: CRU, February 2015. CRU Global Capacity, Production and Op. Rate Capacity Production Operating Rate 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 0 10 20 30 40 50 60 70 80 90 100 00 02 04 06 08 10 12 14 16F 18F 20F Op RateMMT KCl Source: Fertecon, September 2014. Fertecon Global Capaciity, Production and Op. Rate Capacity Production Operating Rate 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 0 10 20 30 40 50 60 70 80 90 100 00 02 04 06 08 10 12 14E 16F 18F 20F Op RateMMT KCl Source: Company Reports, Fertecon, CRU and Mosaic Global Potash Capacity, Production and Operating Rate Capacity Production Op Rate

What To Watch square4 Agricultural commodity prices and impact on potash demand square4 Indian demand growth square4 FSU marketing strategies square4 Start-up of new capacity especially by new entrants square4 Potential consolidation particularly in the FSU

Dr. Michael Rahm Vice President – Market and Strategic Analysis The Market Outlook Thank You!